Federated Hermes Government Income Fund
A Portfolio of Federated Hermes Government Income Trust

INSTITUTIONAL SHARES (TICKER FICMX)
SERVICE SHARES (TICKER FITSX)

SUPPLEMENT TO SUMMARY PROSPECTUS AND PROSPECTUS DATED MARCH 31, 2023
Federated Hermes Government Income Fund (the “Fund”) has entered into an Agreement and Plan of Reorganization (the “Agreement”) providing for: (i) the transfer of all or substantially all of the assets of Federated Hermes Government Income Securities, Inc. (“GISI”), which offers Class A Shares, Class C Shares, Class F Shares and Institutional Shares (the “GISI Shares”), in exchange solely for Institutional Shares and Service Shares of the Fund (as described in the chart below); (ii) the distribution of Institutional Shares and Service Shares of the Fund to the holders of the outstanding GISI Shares; and (iii) the liquidation, dissolution and termination of GISI upon the terms and conditions set forth in the Agreement (the “Reorganization”).
The Reorganization was approved by the Board of Directors of GISI and the Board of Trustees of the Fund on November 9, 2023. Shareholder approval was not required to effect the Reorganization and the Reorganization became effective at 4:00 p.m. Eastern time on February 23, 2024. Accordingly, the “Termination Date” of the voluntary waiver and/or reimbursement of expenses described in the footnote to the table in the section entitled “Risk/Return Summary: Fees and Expenses” shall be changed to the later of: (a) March 1, 2025; or (b) the date of the Fund’s next effective Prospectus.
Federated Hermes Government Income Securities, Inc.	Federated Hermes Government Income Fund
Class A Shares	Service Shares
Class C Shares	Service Shares
Class F Shares	Service Shares
Institutional Shares	Institutional Shares

March 4, 2024

Federated Hermes Government Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456526 (3/24)
© 2024 Federated Hermes, Inc.